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                                                                      Exhibit 99

             Summary of Revisions to Projected Earnings per Share

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
Fiscal 2001                                        Second               Third              Fourth
(Unaudited)                                       Quarter              Quarter            Quarter
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
As reported in May 2, 2001 conference call:     $0.51 - $0.53       $0.44 - $0.46          $1.30

Revised to conform with Topic D-95:             $0.42 - $0.44       $    0.38              $1.09

Revised to conform with  Topic D-95
 and reflect impact of May 2001 stock split:    $0.21 - $0.22       $    0.19              $0.55
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